MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES OF AMENDMENT

              MORGAN STANLEY INSTITUTIONAL FUND, INC., a
Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the
"Department") that:

              FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

              SECOND:  Pursuant to the authority contained in
Section 2-605(a)(2) of the MARYLAND GENERAL CORPORATION LAW
(the "MGCL"), the Board of Directors of the Corporation at a meeting duly convened and held on December 4-5, 2012 approved (i) the change of the designation of the Class H shares of common stock of the Global Insight Portfolio, a portfolio of common stock of the Corporation, to Class A shares of common stock of the Global Insight Portfolio, (ii) the change of the designation of the Class H shares of common stock of the Insight Portfolio, a portfolio of common stock of the Corporation, to Class A shares of common stock of the Insight Portfolio, and (iii) the change of the designation of the Class P shares of common stock of each portfolio of common stock of the Corporation other than the Global Insight Portfolio, the Global Quality Portfolio and the Insight Portfolio, with respect to which no shares of common stock of the Corporation have been designated as Class P shares of common stock, to Class A shares of common stock of the applicable portfolio.

              THIRD:  The Corporation desires to, and does
hereby, amend its Articles of Restatement, as amended and
supplemented (the "Charter"), pursuant to Sections 2-601 et seq. of the MGCL to change the designation of the classes of common stock of the Corporation referred to above by: (i) changing every reference in the Charter designating or otherwise referring to Class H shares of common stock of the Global Insight Portfolio to Class A shares of common stock of the Global Insight Portfolio; (ii) changing every reference in the Charter designating or otherwise referring to Class H shares of common stock of the Insight Portfolio to Class A shares of common stock of the Insight Portfolio; (iii) changing every reference in the Charter designating or otherwise referring to Class P shares of common stock of each portfolio of common stock of the Corporation other than the Global Insight Portfolio, the Global Quality Portfolio
and the Insight Portfolio, with respect to which no shares of common stock of the Corporation have been designated as Class P shares of common stock, to Class A shares of common stock of the applicable portfolio; and (iv) deleting from the Charter the existing Article FIFTH,
Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH, Section 3:

3.  Pursuant to Section 2-105 of the Maryland
General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more classes of shares of Common Stock, to fix the number of shares in any such class and to classify or reclassify any unissued shares with respect to such class. Any such class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. The aforesaid power shall include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more classes in addition to those initially designated as named below. Subject to such aforesaid power, the Board of Directors has designated the following portfolios of the Corporation and for certain of which has designated two classes of shares of Common Stock of the Corporation. The names of such classes and the number of shares of Common Stock classified and allocated to these classes are as follows:

NAME OF CLASS

NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED





Active International Allocation Portfolio -
Class I

500,000,000 shares

Active International Allocation Portfolio -
Class A

1,000,000,000 shares

Active International Allocation Portfolio -
Class L

500,000,000 shares

Advantage Portfolio - Class I

500,000,000 shares

Advantage Portfolio - Class A

1,000,000,000 shares

Advantage Portfolio - Class L

500,000,000 shares

Advantage Portfolio - Class IS

500,000,000 shares

Asian Equity Portfolio - Class I

500,000,000 shares

Asian Equity Portfolio - Class A

1,000,000,000 shares

Asian Equity Portfolio - Class L

500,000,000 shares

Emerging Markets Domestic Debt Portfolio
- Class I+

500,000,000 shares

Emerging Markets Domestic Debt Portfolio
- Class A+

1,000,000,000 shares

Emerging Markets Domestic Debt Portfolio
- Class L+

500,000,000 shares

Emerging Markets Domestic Debt Portfolio
- Class IS+

500,000,000 shares

Emerging Markets External Debt Portfolio
- Class I

500,000,000 shares

Emerging Markets External Debt Portfolio
- Class A

1,000,000,000 shares

Emerging Markets External Debt Portfolio
- Class L

500,000,000 shares

Emerging Markets External Debt Portfolio
- Class IS

500,000,000 shares

Emerging Markets Portfolio - Class I

500,000,000 shares

Emerging Markets Portfolio - Class A

1,000,000,000 shares

Emerging Markets Portfolio - Class L

500,000,000 shares

Emerging Markets Portfolio - Class IS

500,000,000 shares

Frontier Emerging Markets Portfolio -
Class I

500,000,000 shares

Frontier Emerging Markets Portfolio -
Class A

1,000,000,000 shares

Frontier Emerging Markets Portfolio -
Class L

500,000,000 shares

Global Advantage Portfolio - Class I

500,000,000 shares

Global Advantage Portfolio - Class A

1,000,000,000 shares

Global Advantage Portfolio - Class L

500,000,000 shares


2




Global Discovery Portfolio - Class I

500,000,000
shares

Global Discovery Portfolio - Class A

1,000,000,000
shares

Global Discovery Portfolio - Class L

500,000,000
shares

Global Franchise Portfolio - Class I

500,000,000
shares

Global Franchise Portfolio - Class A

1,000,000,000
shares

Global Franchise Portfolio - Class L

500,000,000
shares

Global Insight Portfolio - Class I

500,000,000
shares

Global Insight Portfolio - Class A

500,000,000
shares

Global Insight Portfolio - Class L

500,000,000
shares

Global Opportunity Portfolio - Class I

500,000,000
shares

Global Opportunity Portfolio - Class A

1,000,000,000
shares

Global Opportunity Portfolio - Class L

500,000,000
shares

Global Opportunity Portfolio - Class IS

500,000,000
shares

Global Quality Portfolio - Class I

500,000,000
shares

Global Quality Portfolio - Class A

500,000,000
shares

Global Quality Portfolio - Class L

500,000,000
shares

Global Quality Portfolio - Class IS

500,000,000
shares

Global Real Estate Portfolio - Class I

500,000,000
shares

Global Real Estate Portfolio - Class A

1,000,000,000
shares

Global Real Estate Portfolio - Class L

500,000,000
shares

Global Real Estate Portfolio - Class IS

500,000,000
shares

Growth Portfolio - Class I

500,000,000
shares

Growth Portfolio - Class A

1,000,000,000
shares

Growth Portfolio - Class L

500,000,000
shares

Growth Portfolio - Class IS

500,000,000
shares

Insight Portfolio - Class I

500,000,000
shares

Insight Portfolio - Class A

500,000,000
shares

Insight Portfolio - Class L

500,000,000
shares

International Advantage Portfolio - Class I

500,000,000
shares

International Advantage Portfolio - Class A

1,000,000,000
shares

International Advantage Portfolio - Class L

500,000,000
shares

International Equity Portfolio - Class I

500,000,000
shares

International Equity Portfolio - Class A

1,000,000,000
shares

International Equity Portfolio - Class L

500,000,000
shares

International Equity Portfolio - Class IS

500,000,000
shares

International Opportunity Portfolio - Class I

500,000,000
shares

International Opportunity Portfolio - Class A

1,000,000,000
shares

International Opportunity Portfolio - Class L

500,000,000
shares

International Opportunity Portfolio - Class IS

500,000,000
shares

International Real Estate Portfolio - Class I

500,000,000
shares

International Real Estate Portfolio - Class A

500,000,000
shares

International Real Estate Portfolio - Class H

500,000,000
shares

International Real Estate Portfolio - Class L

500,000,000
shares

International Real Estate Portfolio - Class IS

500,000,000
shares

International Small Cap Portfolio - Class I

1,000,000,000
shares

International Small Cap Portfolio - Class A

1,000,000,000
shares


3




International Small Cap Portfolio - Class L

500,000,000
shares

Multi-Asset Portfolio - Class I

500,000,000
shares

Multi-Asset Portfolio - Class A

1,000,000,000
shares

Multi-Asset Portfolio - Class L

500,000,000
shares

Opportunity Portfolio - Class I

500,000,000
shares

Opportunity Portfolio - Class A

1,000,000,000
shares

Opportunity Portfolio - Class L

500,000,000
shares

Opportunity Portfolio - Class IS

500,000,000
shares

Select Global Infrastructure Portfolio - Class I

500,000,000
shares

Select Global Infrastructure Portfolio - Class A

1,000,000,000
shares

Select Global Infrastructure Portfolio - Class L

500,000,000
shares

Select Global Infrastructure Portfolio - Class IS

500,000,000
shares

Small Company Growth Portfolio - Class I

500,000,000
shares

Small Company Growth Portfolio - Class A

1,000,000,000
shares

Small Company Growth Portfolio - Class L

500,000,000
shares

Small Company Growth Portfolio - Class IS

500,000,000
shares

Total Emerging Markets Portfolio - Class I

500,000,000
shares

Total Emerging Markets Portfolio - Class A

1,000,000,000
shares

Total Emerging Markets Portfolio - Class L

500,000,000
shares

U.S. Real Estate Portfolio - Class I

500,000,000
shares

U.S. Real Estate Portfolio - Class A

1,000,000,000
shares

U.S. Real Estate Portfolio - Class L

500,000,000
shares

U.S. Real Estate Portfolio - Class IS

500,000,000
shares

Total

60,500,000,000
shares



+      The par value of all shares of common stock of all
portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic
Debt Portfolio - Class I, Emerging Markets Domestic Debt Portfolio - Class A, Emerging Markets Domestic Debt Portfolio - Class L and Emerging Markets Domestic Debt Portfolio - Class IS, which have a par value of $0.003 per share.

              FOURTH: The foregoing amendments to the Charter as set forth in these Articles of Amendment are limited to changes expressly authorized by Section 2-605 of the MGCL to be made without action by the stockholders, and were approved by a majority of the entire Board of Directors, without action by the stockholders.

              FIFTH: These Articles of Amendment shall be effective on September 6, 2013 at 12:02 a.m. Eastern Daylight Time.

              SIXTH: These Articles of Amendment do not increase the authorized stock of the Corporation.

[SIGNATURE PAGE FOLLOWS]

4




              IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 13th day of August, 2013.



MORGAN STANLEY
INSTITUTIONAL FUND, INC.








By:
/s/ Arthur Lev



Arthur Lev



President



ATTEST:








/s/ Mary E. Mullin


Mary E. Mullin


Secretary



              THE UNDERSIGNED, President of MORGAN STANLEY
INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.



/s/ Arthur Lev

Arthur Lev

President

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